UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 19, 2026

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California 91107

(Address of principal executive office, including zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TTEK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 19, 2026, following the annual meeting of stockholders of Tetra Tech, Inc. (the “Company”) discussed in Item 5.07 below, the Board of Directors of the Company (the “Board”) appointed Roger R. Argus as a member of the Board, effective immediately. The appointment was made in connection with Mr. Argus’ previously announced promotion to Chief Executive Officer of the Company. The Board will consist of seven members, including Mr. Argus. Mr. Argus will not serve on any committee of the Board.

Mr. Argus joined the Company more than 30 years ago, and has held increasingly responsible positions, culminating in Chief Executive Officer in February 2026. He has served as President since October 2025. He previously served as Executive Vice President, Corporate Development from November 2024 to October 2025, and President, Commercial/International Services Group from October 2023 to October 2025. Prior to this, Mr. Argus served as Senior Vice President and President, Government Services Group from October 2018 to October 2024, and President, U.S. Government Division from October 2017 to November 2024. During his tenure with the Company, he also has served as project and program manager and business unit leader.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 19, 2026, the Company held its annual meeting of stockholders for the following purposes:

(1)	To elect six members to its Board of Directors;
(2)	To vote on an advisory resolution to approve its named executive officers’ compensation;
(3)	To approve an amendment to its Employee Stock Purchase Plan;
(4)	To ratify the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for fiscal 2026; and
(5)	To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The votes cast in connection with such matters were as follows:

Election of Directors:

Name	For	Against	Abstain	Non-Votes
Dan L. Batrack	207,604,830	8,910,065	165,833	15,787,396
Gary R. Birkenbeuel	209,301,678	7,205,550	173,500	15,787,396
Jeffrey R. Feeler	211,692,635	4,862,434	125,659	15,787,396
Prashant Gandhi	188,693,342	27,760,069	227,317	15,787,396
M. Susan Hardwick	212,525,040	3,977,286	178,402	15,787,396
Kirsten M. Volpi	201,215,963	15,298,587	166,178	15,787,396

Advisory Resolution Regarding Executive Compensation:

For	Against	Abstain	Non-Votes
199,849,461	15,768,160	1,063,107	15,787,396

Amendment to the Employee Stock Purchase Plan:

For	Against	Abstain	Non-Votes
215,423,810	1,163,398	93,520	15,787,396

Appointment of PricewaterhouseCoopers LLP:

For	Against	Abstain	Non-Votes(1)
212,448,506	19,813,032	206,586	--

(1) This proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Tetra Tech has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date: February 20, 2026	By:	/s/ Dan L. Batrack
Dan L. Batrack
Executive Chairman

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